Exhibit 4.1

EXECUTION VERSION

AMENDMENT TO
Amended and Restated REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of December 1, 2020 (the “Amendment Date”) and amends that certain Amended and Restated Registration Rights Agreement, dated as of July 1, 2020 (the “Existing Agreement”), by and among AdaptHealth Corp., a Delaware corporation (“Pubco”), and certain of its shareholders party thereto (each a “Investor” and, collectively, the “Investors”). This Amendment shall become effective as of the Apollo Closing (as defined below) pursuant to the Apollo Merger Agreement (as defined below). Capitalized terms used but not otherwise defined herein are defined in the Existing Agreement.

RECITALS:

WHEREAS, pursuant to Section 13(d) of the Existing Agreement, an amendment signed by Pubco and the holders of a majority of the Registrable Securities, will be binding on all Investors, whether or not party thereto; and

WHEREAS, Pubco and the holders of a majority of the Registrable Securities desire to amend the Existing Agreement as set forth herein and acknowledge and agree to the grant of registration rights in accordance with the terms hereof to any Target Investor that executes a Joinder to the Existing Agreement (as amended hereby) with Pubco on or after the date hereof, for which Pubco may update the Schedule of Investors to the Existing Agreement to include.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the parties hereto hereby agree and, pursuant to Section 13(d) of the Existing Agreement, all other Investors not party hereto are hereby deemed to agree as follows:

1.                  Amendment to Recitals. The Recitals of the Existing Agreement are hereby amended to include the following recital:

WHEREAS, Pubco entered into an Agreement and Plan of Merger, dated as of December 1, 2020 (the “Apollo Merger Agreement”), with each of AH Apollo Merger Sub Inc., a Delaware corporation (“Merger Sub”), AH Apollo Merger Sub II Inc., a Delaware corporation (“Merger Sub II”), AeroCare Holdings, Inc., a Delaware corporation (the “Target”), and Peloton Equity, LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Company Equityholders (as defined therein), pursuant to which Pubco agreed to acquire the Target through (i) the merger of Merger Sub with and into the Target, with the Target continuing as the surviving corporation of such merger (the “First Merger”), immediately followed by (ii) the merger of the Target, as the surviving corporation of the First Merger, with and into Merger Sub II, with Merger Sub II continuing as the surviving company of such merger (the “Second Merger”, and together with the First Merger, the “Mergers”), in each case, upon the terms and subject to the conditions set forth in the Apollo Merger Agreement;

2.                  Amendment to Section 1(a). Section 1(a) of the Existing Agreement is hereby amended and restated as follows:

Registration Statement Covering Resale of Registrable Securities. Pubco filed with the Commission a Registration Statement on Form S-1 (“Form S-1”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of all of the Registrable Securities held by the Investors (other than OEP and the Target Investors) (the “Existing Resale Shelf Registration Statement”). Pubco shall use reasonable best efforts to keep the Existing Resale Shelf Registration Statement continuously effective to be supplemented and amended to the extent necessary to ensure that such Existing Resale Shelf Registration Statement is available or, if not available, to ensure that another Registration Statement is available (which replacement Registration Statement shall be deemed an Existing Resale Shelf Registration Statement), under the Securities Act at all times until such date as all Registrable Securities covered by the Existing Resale Shelf Registration Statement, including the Registrable Securities held by the OEP Parties and the Target Investors to be added to the Existing Resale Shelf Registration Statement in accordance with Section 1(b) or 1(f), as applicable, have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or such securities have been withdrawn (the “Effectiveness Period”); provided, that Pubco may amend the Existing Resale Shelf Registration Statement in accordance with Section 1(b), Section 1(d) and Section 1(f), as applicable. Without limiting the foregoing or any of Pubco’s obligations under this Agreement, the Company will take such actions, including filing supplements to the prospectus included in such Registration Statement, as shall be necessary to ensure that the Existing Resale Shelf Registration Statement remains effective and available for the resale of all of the shares of Common Stock issuable upon conversion or otherwise in respect of any Series B-1 Preferred Stock (in addition to all of the other Registrable Securities covered by the Existing Resale Shelf Registration Statement) in accordance with the plan of distribution set forth therein. The Existing Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit any Investor to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement (subject to lock-up restrictions provided in this Agreement and in the Lock-Up Agreements), and shall provide that such Registrable Securities may be sold pursuant to any method or combination of methods legally available to, and requested by, the Investors; provided, that Pubco may amend the Existing Resale Shelf Registration Statement in accordance with Section 1(b), Section 1(c), Section 1(d), Section 1(e), Section 1(f) or Section 1(g).

3.                  Amendment to Section 1(f). Section 1(f) of the Existing Agreement is hereby moved to Section 1(h), and a new Section 1(f) is hereby added as follows:

Pubco shall use its reasonable best efforts to prepare and file or cause to be prepared and filed with the SEC no later than the date that is sixty (60) days prior to the six month anniversary of the Apollo Closing Date, either, at the sole discretion of Pubco, (x) a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (provided, that such Registration Statement replaces and becomes the Existing Resale Shelf Registration Statement) or (y) an amendment or prospectus supplement to the Existing Resale Shelf Registration Statement registering the resale from time to time by the Target Investor Parties of all of the Registrable Securities held by the Target Investor Parties (such Registration Statement, as amended, the “Merger Resale Shelf Registration Statement”); provided, that it is understood and agreed that the registration of such shares prior to the Restricted Period Termination Date (as defined in the Apollo Merger Agreement) shall not affect the restrictions on transfer applicable to Prohibited Shares set forth in Section 6.13(a) of the Apollo Merger Agreement. The Merger Resale Shelf Registration Statement shall be on Form S-3 or, if Form S-3 is not then available to Pubco, on Form S-1 or such other appropriate form permitting Registration of the Registrable Securities for resale by the Target Investor Parties. The Merger Resale Shelf Registration Statement shall contain a Prospectus in such form as to permit the Target Investor Parties to sell the Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the SEC then in effect) at any time beginning on the effective date for the Merger Resale Shelf Registration Statement (subject to the lock-up or transfer restrictions pursuant to Section 6.13(a) of the Apollo Merger Agreement, as affirmed in any letter of transmittal or support agreement delivered in connection therewith, and in this Agreement), and shall provide that the Registrable Securities held by the Target Investor Parties may be sold pursuant to any method or combination of methods legally available to, and requested by, the holders of a majority of the Registrable Securities held by all Target Investor Parties (the “Target Investor Majority”). Pubco shall use its reasonable best efforts to cause the Merger Resale Shelf Registration Statement to be declared effective as soon as possible after filing, but in no event later than the six month anniversary of the Apollo Closing Date. Without limiting any of the foregoing provisions of this Section 1(f), as soon as practicable, but in no event later than five (5) business days, following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review, Pubco shall file a request for acceleration of effectiveness of such Registration Statement (to the extent required, by declaration or ordering of effective, of such Registration Statement or amendment by the SEC) to a time and date not later than two (2) business days after the submission of such request. No later than two (2) business days after the Registration Statement becomes effective, Pubco shall file with the SEC the final prospectus included in the Registration Statement pursuant to Rule 424 (or successor thereto) under the Securities Act. Once effective, Pubco shall use its reasonable best efforts to keep the Merger Resale Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of the Registrable Securities covered by the Merger Resale Shelf Registration Statement, including by filing successive replacement or renewal Merger Resale Shelf Registration Statements upon the expiration of the Merger Resale Shelf Registration Statement, until such time as the Target Investor Parties no longer hold Registrable Securities. The Target Investor Parties shall be entitled, at any time and from time to time when the Merger Resale Shelf Registration Statement is effective (subject to the lock-up or transfer restrictions pursuant to Section 6.13(a) of the Apollo Merger Agreement, as affirmed in any letter of transmittal or support agreement delivered in connection therewith, and in this Agreement), to sell any or all of the Registrable Securities covered by the Merger Resale Shelf Registration Statement. Pubco shall pay all Registration Expenses in connection with the filing of the Merger Resale Shelf Registration Statement.

4.                  Amendment to Section 1(g). A new Section 1(g) is hereby added as follows:

Each transferee of a Target Investor Party that qualifies as a Target Investor Party (without taking into account the proviso thereto) will be provided the opportunity, in connection with such transfer, to execute a Joinder to this Agreement that would entitle it to the benefits of this Agreement as are applicable to a Target Investor Party, and upon the execution and delivery thereof shall be deemed a Target Investor Party hereunder. Subject to applicable securities laws, Pubco agrees to provide in the Merger Resale Shelf Registration Statement (and in any prospectus or prospectus supplement forming a part of such Merger Resale Shelf Registration Statement) that all such transferees shall, by virtue of receiving Registrable Securities in a Permitted Transfer, be deemed to be selling stockholders under the Merger Resale Registration Statement (or any such prospectus or prospectus supplement) with respect to such Registrable Securities. If any Target Investor Party becomes a holder of Registrable Securities after the Merger Resale Shelf Registration Statement is declared effective in accordance with Section 1(f), then Pubco shall, as promptly as is reasonably practicable following delivery of written notice to Pubco of such Target Investor Party becoming a holder of Registrable Securities and requesting for its name to be included as a selling securityholder in the Prospectus related to the Merger Resale Shelf Registration Statement:

(i)               if required and permitted by applicable law, file with the Commission a supplement to the related Prospectus or a post-effective amendment to the Merger Resale Shelf Registration Statement so that such Target Investor Party is named as a selling securityholder in the Merger Resale Shelf Registration Statement and the related Prospectus in such a manner as to permit such Target Investor Party to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law; provided, however, that Pubco shall not be required to file more than one post-effective amendment or a supplement to the related prospectus for under this Section 1(g) in any 45-day period;

(ii)              if, pursuant to Section 1(g)(i), Pubco shall have filed a post-effective amendment to the Merger Resale Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(iii)             notify such Target Investor Party as promptly as is reasonably practicable after the effectiveness of any post-effective amendment filed pursuant to Section 1(g)(i).

5.                  Amendment to Section 2(b). Section 2(b) of the Existing Agreement is hereby amended and restated as follows:

Long-Form Registrations. (i) The OEP Parties may request an aggregate of three (3), (ii) the Target Investor Majority may request an aggregate of three (3), (iii) the Deerfield Parties may request an aggregate of one (1) and (iv) the Investors (other than any OEP Parties and the Target Investors) holding a majority of the Registrable Securities (other than those held by the OEP Parties and the Target Investors) may request an aggregate of one (1) Long-Form Registration in which Pubco shall pay all Registration Expenses whether or not any such Long-Form Registration has become effective; provided that, Pubco shall not be obligated to effect, or to take any action to effect, any Long-Form Registration unless the aggregate market price of the Registrable Securities requested to be registered in such Long-Form Registration exceeds $20,000,000 at the time of request; provided, further, that Pubco shall only be obligated to effect, or take any action to effect, three (3) Long-Form Registrations in the case of any request therefor by any of the OEP Parties, three (3) Long-Form Registrations in the case of any request therefor by the Target Investor Majority, one (1) Long-Form Registrations in the case of any request therefor by any of the Deerfield Parties and one (1) Long-Form Registration in the case of any request therefor by Investors (other than any OEP Parties and the Target Investors) holding a majority of the Registrable Securities (other than those held by the OEP Parties and the Target Investors). A registration shall not count as a permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided that in any event Pubco shall pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Long-Form Registrations hereunder.

6.                  Amendment to Section 2(c). Section 2(c) of the Existing Agreement is hereby amended and restated as follows:

Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 2(b), each of (i) the Investors holding a majority of the Common Units not held by Pubco, (ii) the Investors holding a majority of the Founder Shares, (iii) the Investors holding a majority of the PIPE Shares (including any Common Stock issuable in respect of any Series B-1 Preferred Stock that was exchanged for PIPE Shares), (iv) the Deerfield Parties, (v) the Target Investor Majority and (vi) the OEP Parties, in each case, shall be entitled to request an unlimited number of Short-Form Registrations in which Pubco shall pay all Registration Expenses whether or not any such Short-Form Registration has become effective; provided, however, that Pubco shall not be obligated to effect any such Short-Form Registration: (i) if the holders of Registrable Securities, together with the holders of any other securities of Pubco entitled to inclusion in such Short-Form Registration, propose to sell Registrable Securities with an aggregate market price at the time of request of less than $5,000,000, or (ii) if Pubco has, within the twelve (12) month period preceding the date of such request, already effected three (3) Short-Form Registrations for the holders of Registrable Securities requesting a Short-Form Registration pursuant to this Section 2(c). Demand Registrations shall be Short-Form Registrations whenever Pubco is permitted to use any applicable short form registration and if the managing underwriters (if any) agree to the use of a Short-Form Registration. For so long as Pubco is subject to the reporting requirements of the Exchange Act, Pubco shall use its reasonable best efforts to make Short-Form Registrations available for the offer and sale of Registrable Securities. If Pubco is qualified to and, pursuant to the request of the holders of a majority of the Registrable Securities, has filed with the Commission a registration statement under the Securities Act on Form S-3 pursuant to Rule 415 (a “Shelf Registration”), then Pubco shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable after filing, and, if Pubco is a WKSI at the time of any such request, to cause such Shelf Registration to be an Automatic Shelf Registration Statement, and once effective, Pubco shall cause such Shelf Registration to remain effective (including by filing a new Shelf Registration, if necessary) for a period ending on the earlier of (i) the date on which all Registrable Securities included in such registration have been sold or distributed pursuant to the Shelf Registration or (ii) the date as of which all of the Registrable Securities included in such registration are able to be sold within a 90-day period in compliance with Rule 144 under the Securities Act. If for any reason Pubco ceases to be a WKSI or becomes ineligible to utilize Form S-3, Pubco shall prepare and file with the Commission a registration statement or registration statements on such form that is available for the sale of Registrable Securities.

7.                  Amendment to Section 2(d). Section 2(d) of the Existing Agreement is hereby amended to include “, the Merger Resale Shelf Registration Statement” after “the Deerfield Resale Shelf Registration Statement”.

8.                  Amendment to Section 2(f)(i). Section 2(f)(i) of the Existing Agreement is hereby amended and restated as follows:

Pubco shall not be obligated to effect any Demand Registration within 30 days prior to Pubco’s good faith estimate of the date of filing of an underwritten Public Offering of Pubco’s securities and for such a period of time after such a filing as the managing underwriters request, provided that such period shall not exceed 90 days from the effective date of any such underwritten Public Offering. Pubco may postpone, for up to 60 days from the date of the request (the “Suspension Period”), the filing or the effectiveness of a registration statement for a Demand Registration or suspend the use of a prospectus that is part of any Resale Shelf Registration (and therefore suspend sales of the Registrable Securities included therein) by providing written notice to the holders of Registrable Securities if the board of directors of Pubco reasonably determines in good faith that the offer or sale of Registrable Securities would be expected to have a material adverse effect on any proposal or plan by Pubco or any subsidiary thereof to engage in any material acquisition or disposition of assets or stock (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization or similar transaction or would require Pubco to disclose any material nonpublic information which would reasonably be likely to be detrimental to Pubco and its subsidiaries; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration or Takedown Demand shall be entitled to withdraw such request. Pubco may delay or suspend the effectiveness of a Demand Registration or the use of a prospectus that is part of any Resale Shelf Registration (and the sales of the Registrable Securities included therein) pursuant to this Section 2(f)(i) only once in any consecutive twelve-month period; provided that, for the avoidance of doubt, Pubco may in any event delay or suspend the effectiveness of such Demand Registration or the use of such prospectus that is part of any Resale Shelf Registration (and such sales of Registrable Securities included therein) in the case of an event described under Section 5(g) to enable it to comply with its obligations set forth in Section 5(f). Pubco may extend the Suspension Period for an additional consecutive 60 days with the consent of the Applicable Approving Party.

9.                  Amendment to Section 3(a). Section 3(a) of the Existing Agreement is hereby amended to include “, Merger Resale Shelf Registration Statement” after “OEP Resale Shelf Registration Statement”.

10.              Amendment to Section 3(e). Section 3(e) of the Existing Agreement is hereby amended and restated as follows:

Entire Agreement; Effectiveness. If Pubco has previously filed a Registration Statement with respect to Registrable Securities pursuant to Section 2 or pursuant to this Section 3, and if such previous registration has not been withdrawn or abandoned, then Pubco shall not be required to file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form) at the request of any holder or holders of such securities until a period of at least 90 days has elapsed from the effective date of such previous registration; provided, however, that Pubco shall at all times remain obligated to file or amend, as applicable, (i) any OEP Resale Shelf Registration Statement in accordance with Section 1(b) and/or Section 1(c) in the time periods specified therein, (ii) any Deerfield Resale Shelf Registration Statement in accordance with Section 1(d) and/or Section 1(e) in the time periods specified therein and (iii) any Merger Resale Shelf Registration Statement in accordance with Section 1(f) and/or Section 1(g) in the time periods specified therein.

11.              Amendment to Section 5. Section 5 of the Existing Agreement is hereby amended to include “, Merger Resale Shelf Registration Statement” after “OEP Resale Shelf Registration Statement”.

12.              Amendment to Section 8(b). Section 8(b) of the Existing Agreement is hereby amended to include “or Target Investor” after “OEP Party” and to include “or Apollo Merger Agreement” after “OEP Investment Agreement”.

13.              Amendment to Definitions.

(a)               The definition of as-converted basis is hereby amended to include “, Series C Preferred Stock” after “Series B-2 Preferred Stock” in each place such words appear in such definition.

(b)               Clause (ix) of the definition of Registrable Securities is hereby moved to Clause (xi) of such definition and the reference to “(viii)” in such Clause is hereby amended to refer to “(x)”. A new Clause (ix) and (x) is hereby added to such definition as follows:

(ix) any Common Stock issued to the Target Investors pursuant to the Apollo Merger Agreement (whether or not such shares of Common Stock are subsequently transferred to any Target Investor Party) held by any Target Investor Party, (x) any Common Stock issued or issuable upon conversion of the Series C Preferred Stock issued to any Target Investor pursuant to the Apollo Merger Agreement (whether or not such shares of Series A Preferred Stock or Common Stock are subsequently transferred to any Target Investor Party) held by any Target Investor Party

(c)               The definition of Shelf Participant is hereby amended to include “Merger Resale Shelf Registration Statement,” after “OEP Resale Shelf Registration Statement, ” in each place such words appear in such definition.

(d)               Section 12 of the Existing Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Apollo Closing” means the closing of the First Merger pursuant to the Apollo Merger Agreement.

“Apollo Closing Date” means the date of the Apollo Closing.

“Series C Preferred Stock” means the Series C Convertible Preferred Stock, par value $0.0001 per share, of Pubco.

“Target Investors” means each recipient of Common Stock or Series C Preferred Stock of Pubco pursuant to the Apollo Merger Agreement that executes a Joinder to this Agreement with Pubco.

“Target Investor Party” or “Target Investor Parties” means (i) any Target Investor, (ii) any Person that receives Registrable Securities from a Target Investor if such Target Investor is an affiliate (as defined under applicable securities laws) of Pubco at the time of transfer or was an affiliate within ninety-days prior to such transfer and (iii) any transferee of any Target Investor to whom 300,000 or more shares of Registrable Securities (on an as converted basis) are transferred pursuant to Section 6.13 of the Apollo Merger Agreement; provided, that, in each case of clause (ii) and (iii), such transferee executes a Joinder to this Agreement in connection with such transfer as contemplated Section 1(g) of this Agreement.

14.              No Additional Changes. This Amendment shall be automatically effective as of the Apollo Closing, without further action by any party hereto or to the Existing Agreement. Prior to the Apollo Closing, the Existing Agreement shall remain in effect. If the Apollo Merger Agreement is terminated for any reason, then this amendment shall be void and of no force and effect. Except as expressly and specifically amended by this Amendment, all provisions of the Existing Agreement shall remain in full force and effect according to their terms, and the Investors shall continue to be bound by such Existing Agreement as modified by this Amendment. In the event of any conflict between any provision of the Existing Agreement and this Amendment, this Amendment shall control. From and after the date hereof, all references in the Existing Agreement to “this Agreement” shall mean the Existing Agreement as amended by this Amendment.

15.              Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

16.              Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same instrument; provided that in the event that any signature is delivered by facsimile transmission or by e-mail delivery of a .pdf format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature were the original thereof.

17.              Choice of Law. This Amendment is governed by the laws of the State of Delaware, without regard to its conflict of laws provisions.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

COMPANY:

ADAPTHEALTH HOLDINGS LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

PUBCO:

ADAPTHEALTH CORP.

By:	/s/ Luke McGee
Name: Luke McGee
Title: Chief Executive Officer

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

ARIMAR, LLC

By:	/s/ Rich Roberts
Name: Rich Roberts
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

GREGG HOLST

/s/ Gregg Holst
Gregg Holst

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

WHEATFIELD LLC

By:	/s/ Gregg Holst
Name: Gregg Holst
Title: Managing Director, Member

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

JOSHUA PARNES

/s/ Joshua Parnes
Joshua Parnes

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

RICHARD BARASCH

/s/ Richard Barasch
Richard Barasch

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

CLIFTON BAY OFFSHORE INVESTMENTS L.P.

By: Clifton Bay Management Ltd.
Its: General Partner

By:	/s/ Susan V. Demers
Name: Susan V. Demers for Vicali Services (BVI) Inc.
Title: Director

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

2321 CAPITAL LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

BLUE RIVER NJ LLC

By: Still Water Nevada Trust

By:	/s/ Luke McGee
Name: Luke McGee
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

FRESH POND INVESTMENT LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

LBM DME HOLDINGS LLC

By:	/s/ Luke McGee
Name: Luke McGee
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

QUAD CAPITAL LLC

By: Still Water Nevada Trust

By:	/s/ Luke McGee
Name: Luke McGee
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

LUKE MCGEE

/s/ Luke McGee
Luke McGee

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

MAYAID2001 LLC

By:	/s/ Christopher Joyce
Name: Christopher Joyce
Title: Authorized Signatory

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

OEP AHCO Investment Holdings LLC

By:	/s/ Brad Coppens
Name: Brad Coppens
Title: Representative

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

QUADRANT MANAGEMENT, INC.

By:	/s/ Marco Vega
Name: Marco Vega
Title: Chief Operating Officer

[Signature page to the Amendment to the Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Registration Rights Agreement as of the date first written above.

INVESTOR:

SHAW RIETKERK

/s/ Shaw Rietkerk
Shaw Rietkerk

[Signature page to the Amendment to the Registration Rights Agreement]